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                                                                       EXHIBIT j

                         INDEPENDENT AUDITORS' CONSENT

The Board of Trustees and Shareholder
AIM Special Opportunities Funds:

We consent to the use of our report on the AIM Small Cap Opportunities Fund (a portfolio of AIM Special Opportunities Funds) dated September 4, 1998 included herein and the reference to our firm under the heading "Audit Reports" in the Statement of Additional Information.

                                             /s/ KPMG LLP
                                             KPMG LLP

Houston, Texas
July 14, 1999